Exhibit 10.6.1

Private & Confidential

Dated 30 April 2014

SUPPLEMENTAL AGREEMENT

relating to a

US$31,040,000 loan

to

Q AMREEN SHIPPING LTD.

Q ANASTASIA SHIPPING LTD.

Q KAKI SHIPPING LTD.

and

Q HOUSTON SHIPPING LTD.

provided by

THE BANKS AND FINANCIAL INSTITUTIONS SET OUT IN SCHEDULE 1

Arranger, Agent, Security Agent and Account Bank

ABN AMRO BANK N.V.

Contents

Clause		Page

1	Definitions	2

2	Agreement of the Creditors	4

3	Amendments to the Principal Agreement and the Principal Corporate Guarantee	4

4	Representations and warranties	6

5	Conditions	7

6	Confirmations	7

7	Expenses	8

8	Miscellaneous and notices	8

9	Applicable law	9

Schedule 1 Names and addresses of the Banks		10

Schedule 2 Documents and evidence required as conditions precedent		11

THIS SUPPLEMENTAL AGREEMENT is dated 30 April 2014 and made BETWEEN:

(1)                       Q AMREEN SHIPPING LTD., a corporation incorporated in the Republic of the Marshall Islands with its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall Islands MH96960 (the “Q Amreen Borrower”);

(2)                       Q ANASTASIA SHIPPING LTD., a corporation incorporated in the Republic of the Marshall Islands with its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall Islands MH96960 (the “Q Anastasia Borrower”);

(3)                       Q KAKI SHIPPING LTD., a corporation incorporated in the Republic of the Marshall Islands with its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall Islands MH96960 (the “Q Kaki Borrower”);

(4)                       Q HOUSTON SHIPPING LTD., a corporation incorporated in the Republic of the Marshall Islands with its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall Islands MH96960 (the “Q Houston Borrower”);

(5)                       Q JAKE SHIPPING LTD., a corporation incorporated in the Republic of the Marshall Islands with its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall Islands MH96960 (the “Q Jake Guarantor”);

(6)                      Q IOANARI SHIPPING LTD, a corporation incorporated in the Republic of the Marshall Islands with its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall Islands MH96960 (the “Q Ioanari Guarantor”);

(7)                       Q A MARITIME LTD., a corporation incorporated in the Republic of the Marshall Islands with its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall Islands MH96960 (the “Q Arion Guarantor”);

(8)                       Q SHEA SHIPPING LTD., a corporation incorporated in the Republic of the Marshall Islands with its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall Islands MH96960 (the “Q Shea Guarantor”; and together with the Q Jake Guarantor, the Q Ioanari Guarantor and the Q Arion Guarantor, the “Collateral Guarantors”);

(9)                       THE BANKS AND FINANCIAL INSTITUTIONS whose names and addresses are set out in schedule 1 (together, the “Banks”);

(10)                ABN AMRO BANK N.V., a company incorporated in The Netherlands having its registered office at Gustav Mahlerlaan 10 / Locationcode: PAC HQ 8042, 1082 PP Amsterdam, The Netherlands, acting through its office at Coolsingel 93, 3012 AE Rotterdam, The Netherlands, in its capacity as arranger (the “Arranger”);

(11)                ABN AMRO BANK N.V., a company incorporated in The Netherlands having its registered office at Gustav Mahlerlaan 10 / Locationcode: PAC HQ 8042, 1082 PP Amsterdam, The Netherlands, acting through its office at Coolsingel 93, 3012 AE Rotterdam, The Netherlands, in its capacity as agent for the Banks (the “Agent”);

(12)                ABN AMRO BANK N.V., a company incorporated in The Netherlands having its registered office at Gustav Mahlerlaan 10 / Locationcode: PAC HQ 8042, 1082 PP Amsterdam, The Netherlands, acting through its office at Coolsingel 93, 3012 AE Rotterdam, The Netherlands, in its capacity as account bank (the “Account Bank”);

(13)                ABN AMRO BANK N.V., a company incorporated in The Netherlands having its registered office at Gustav Mahlerlaan 10 / Locationcode: PAC HQ 8042, 1082 PP Amsterdam, The Netherlands, acting through its office at Coolsingel 93, 3012 AE Rotterdam, The Netherlands, in its capacity as security agent and trustee for and on behalf of the Agent, the Banks (the “Security Agent”);

(14)                QUINTANA SHIPPING LTD. a corporation incorporated in the Republic of the Marshall Islands with its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall Islands MH96960 (the “Corporate Guarantor”); and

(15)                QUINTANA SHIP MANAGEMENT LTD. a corporation incorporated in the Republic of the Marshall Islands at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall Islands MH96960 (the “Manager”).

WHEREAS:

(A)	this Agreement is supplemental to:

(a)

the loan agreement dated 14 August 2013 (the “Principal Agreement”), made between (1) the Q Amreen Borrower, the Q Anastasia Borrower, the Q Kaki Borrower and the Q Houston Borrower (together the “Borrowers”) as joint and several borrowers, (2) the Banks, (3) the Agent, (4) the Account Bank, (5) the Arranger and (6) the Security Agent relating to a loan of up to $31,040,000, of which the principal amount outstanding at the date hereof is $17,560,000, advanced by the Banks to the Borrowers; and

(b) the corporate guarantee dated 14 August 2014 made between the Corporate Guarantor and the Security Agent (the “Principal Corporate Guarantee”); and

(B)	this Agreement sets out the terms and conditions upon which the Creditors (as defined below) shall, at the request of the Borrowers, provide their consent to:

(a) the Listing (as defined below) of the Corporate Guarantor at the New York Stock Exchange; and

(b)

certain consequential changes to the Principal Agreement and the Principal Corporate Guarantee, in each case required in connection with the above and agreed to by the Borrowers and the Creditors (as defined below).

NOW IT IS HEREBY AGREED as follows:

1	Definitions

1.1	Defined expressions

Words and expressions defined in the Principal Agreement shall unless the context otherwise requires or unless otherwise defined herein, have the same meanings when used in this Agreement.

1.2	Definitions

In this Agreement, unless the context otherwise requires:

“Corporate Guarantee” means the Principal Corporate Guarantee as amended and supplemented by this Agreement;

“Creditors” means, together, the Agent, the Account Bank, the Arranger, the Security Agent and the Banks and “Creditor” means any one of them;

“Effective Date” means the date, no later than 2 May 2014, on which the Agent notifies the Borrowers in writing that the Agent has received the documents and evidence specified in clause 5 and schedule 2 in a form and substance satisfactory to it;

“Listing” means the initial public offering and listing of shares of the Corporate Guarantor on the New York Stock Exchange;

“Loan Agreement” means the Principal Agreement as amended and supplemented by this Agreement; and

“Relevant Parties” means the Borrowers, the Collateral Guarantors, the Corporate Guarantor and the Manager or, where the context so requires or permits, means any or all of them.

1.3	Principal Agreement and Principal Corporate Guarantee

1.3.1	References in:

(a) the Principal Agreement to “this Agreement”; and

(b) the Principal Corporate Guarantee to “this Guarantee”,

shall, with effect from the Effective Date and unless the context otherwise requires, be references to the Principal Agreement or, as the context may require, the Principal Corporate Guarantee, respectively, in each case, as amended by this Agreement and words such as “herein”, “hereof”, “hereunder”, “hereafter”, “hereby” and “hereto”, where they appear in the Principal Agreement or, as the context may require, the Principal Corporate Guarantee, shall be construed accordingly.

1.4	Headings

Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

1.5	Construction of certain terms

In this Agreement, unless the context otherwise requires:

1.5.1	references to clauses and schedules are to be construed as references to clauses of, and schedules to, this Agreement and references to this Agreement includes its schedules;

1.5.2

references to (or to any specified provision of) this Agreement or any other document shall be construed as references to this Agreement, that provision or that document as in force for the time being and as amended in accordance with the terms thereof, or, as the case may be, with the agreement of the relevant parties;

1.5.3	words importing the plural shall include the singular and vice versa;

1.5.4	references to a time of day are to London time;

1.5.5	references to a person shall be construed as references to an individual, firm, company, corporation, unincorporated body of persons or any Government Entity;

1.5.6

references to a “guarantee” include references to an indemnity or other assurance against financial loss including, without limitation, an obligation to purchase assets or services as a consequence of a default by any other person to pay any Indebtedness and “guaranteed” shall be construed accordingly; and

1.5.7	references to any enactment shall be deemed to include references to such enactment as re-enacted, amended or extended.

1.6	Third Party Rights

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

2	Agreement of the Creditors

The Creditors, relying upon the representations and warranties on the part of the Relevant Parties contained in clause 4 and subject to the terms and conditions of this Agreement and in particular, but without prejudice to the generality of the foregoing, fulfilment on or before 2 May 2014 of the conditions contained in clause 5 and schedule 2, agree to the requests of the Borrowers set out in Recital (B) above.

3	Amendments to the Principal Agreement and the Principal Corporate Guarantee

3.1	Amendments to the Principal Agreement

The Principal Agreement shall, with effect on and from the Effective Date, be (and it is hereby) amended so as to read in accordance with the following provisions (and the Principal Agreement (as so amended) will continue to be binding upon each of the parties thereto upon such terms as so amended):

3.1.1	by inserting in the correct alphabetical order in clause 1.2 of the Principal Agreement the following new definitions of “Listing” and “Listing Date”:

““Listing” means the initial public offering and listing of shares of the Corporate Guarantor on the New York Stock Exchange;

“Listing Date” means the date when the Listing shall have taken place;

“Supplemental Agreement” means the agreement dated 30 April 2014 made between the Security Parties and the Creditors supplemental to this Agreement;”;

3.1.2	by inserting after the words “the Share Pledges,” in the definition of “Security Documents” in clause 1.2 of the Principal Agreement, the words “the Supplemental Agreement,”;

3.1.3	by deleting clause 7.1.10 of the Principal Agreement in its entirety and by inserting in its place the following new clause 7.1.10:

	“7.1.10	(a) each Borrower, each Collateral Guarantor and the Manager is a wholly-owned direct Subsidiary of the Shareholder;

(b)         the Robertson Disclosed Persons together own shares (legally and/or beneficially, directly or indirectly) in the Shareholder which can cast not less than 11% of the maximum number of votes that might be cast at a general meeting of the shareholders of the Shareholder; and

(c)          the Riverstone Disclosed Persons together own shares (legally and/or beneficially, directly or indirectly) in the Shareholder which can cast not less than 20% of the maximum number of votes that might be cast at a general meeting of the shareholders of the Shareholder; and”; and

3.1.4	by deleting clause 10.1.26(a) of the Principal Agreement and by inserting in its place the following new clause 10.1.26(a):

“(a)                           there is any change in the legal ownership of any of the shares in any of the Borrowers and/or the Manager and/or the Collateral Guarantors, in each case from that existing on the date of this Agreement as set out in clause 7.1.10; or”.

3.2	Amendments to the Principal Corporate Guarantee

The Principal Corporate Guarantee shall, with effect on and from the Effective Date, be (and it is hereby) amended so as to read in accordance with the following provisions (and the Principal

Corporate Guarantee (as so amended) will continue to be binding upon each of the parties thereto upon such terms as so amended):

3.2.1	by inserting in the correct alphabetical order in clause 1.2 of the Principal Corporate Guarantee the following new definition of “Listing” and “Listing Date”:

““Listing” means the initial public offering and listing of shares of the Guarantor on the New York Stock Exchange;”;

““Listing Date” means the date when the Listing shall have taken place;”;

3.2.2	by deleting clause 4.1.10 of the Principal Corporate Guarantee in its entirety and inserting the following new clause in its place:

“4.1.10        each of the Borrowers and the Collateral Guarantors is a wholly-owned direct subsidiary of the Guarantor, (b) the Robertson Disclosed Persons together own shares (legally and/or beneficially, directly or indirectly) in the Guarantor which can cast not less than 11% of the maximum number of votes that might be cast at a general meeting of the shareholders of the Guarantor and (c) the Riverstone Disclosed Persons together own shares (legally and/or beneficially, directly or indirectly) in the Guarantor which can cast not less than 20% of the maximum number of votes that might be cast at a general meeting of the shareholders of the Guarantor;”;

3.2.3	by adding after the words “course of its” in sub-paragraph (b) of clause 5.2.4 of the Principal Corporate Guarantee, the words “Listing or its”;

3.2.4	by adding after the word “a” in sub-paragraph (b) of clause 5.2.4 of the Principal Corporate Guarantee the words “publicly listed”;

3.2.5	by adding in the last line of clause 5.2.4 of the Principal Corporate Guarantee, the words “and not to be in breach of any other term of any Security Document”;

3.2.6	by deleting clause 5.2.6 in its entirety and inserting the following new clause in its place:

“5.2.6 Share capital and distribution

without prejudice to clause 5.3, distribute any of its present or future assets, undertakings, rights or revenues to any of its shareholders Provided however that the Guarantor may (i) declare or pay cash dividends to its shareholders and (ii) pay as dividend to its shareholders any treasury shares of the Guarantor, at any time if no Event of Default shall have occurred and is continuing at the time of declaration or payment of such dividends or would occur as a result of the declaration or payment of such dividends;”;

3.2.7	by deleting clause 5.2.7 of the Principal Corporate Guarantee in its entirety and inserting the following new clause 5.2.7 in its place:

“5.2.7 Constitutional documents

permit, cause or agree to any amendment or variation of its constitutional documents Provided however that the Guarantor may permit, cause or agree to any amendment or variation of its constitutional documents that is not adverse to the Lender and provided always that such amendment or variation is not otherwise contrary to the terms of any Security Document.”; and

3.2.8	by deleting the figure “4.1.11” in the last line of clause 5.2.9 of the Principal Corporate Guarantee and by inserting in its place the figure “4.1.10”.

3.3	Continued force and effect

Save as amended by this Agreement, the provisions of the Principal Agreement and the Principal Corporate Guarantee shall continue in full force and effect and the Principal Agreement and this Agreement and this Agreement and the Principal Corporate Guarantee and this Agreement shall, in each case, be read and construed as one instrument.

4	Representations and warranties

4.1	Primary representations and warranties

Each of the Relevant Parties represents and warrants to the Creditors that:

4.1.1	Existing representations and warranties

the representations and warranties set out in clause 7 of the Principal Agreement and clause 4 of the Principal Corporate Guarantee were true and correct on the date of the Principal Agreement and the Principal Corporate Guarantee, respectively, and are true and correct, including to the extent that they may have been or shall be amended by this Agreement, as if made at the date of this Agreement with reference to the facts and circumstances existing at such date;

4.1.2	Corporate power

each of the Relevant Parties has power to execute, deliver and perform its obligations under this Agreement; all necessary corporate, shareholder and other action has been taken by each of the Relevant Parties to authorise the execution, delivery and performance of this Agreement;

4.1.3	Binding obligations

this Agreement constitutes valid and legally binding obligations of each of the Relevant Parties enforceable in accordance with their respective terms;

4.1.4	No conflict with other obligations

the execution, delivery and performance of this Agreement by each of the Relevant Parties will not (i) contravene any existing law, statute, rule or regulation or any judgment, decree or permit to which any of the Relevant Parties is subject, (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which any of the Relevant Parties is a party or is subject or by which it or any of its property is bound or (iii) contravene or conflict with any provision of the constitutional documents of any of the Relevant Parties or (iv) result in the creation or imposition of or oblige any of the Relevant Parties to create any Encumbrance (other than a Permitted Encumbrance) on any of the undertaking, assets, rights or revenues of any of the Relevant Parties;

4.1.5	No filings required

it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement that it or any other instrument be notarised, filed, recorded, registered or enrolled in any court, public office or elsewhere in any Relevant Jurisdiction or that any stamp, registration or similar tax or charge be paid in any Relevant Jurisdiction on or in relation to this Agreement and this Agreement is in proper form for its enforcement in the courts of each Relevant Jurisdiction;

4.1.6	Choice of law

the choice of English law to govern this Agreement and the submissions by the Relevant Parties to the non-exclusive jurisdiction of the English courts are valid and binding; and

4.1.7	Consents obtained

every consent, authorisation, licence or approval of, or registration or declaration to, governmental or public bodies or authorities or courts required by any of the Relevant Parties in connection with the execution, delivery, validity, enforceability or admissibility in evidence of this Agreement or the performance by any of the Relevant Parties of their respective obligations under this Agreement has been obtained or made and is in full force and effect and there has been no default in the observance of any conditions or restrictions (if any) imposed in, or in connection with, this Agreement.

4.2	Repetition of representations and warranties

Each of the representations and warranties contained in clause 4.1 of this Agreement, clause 7 of the Principal Agreement and clause 4 of the Principal Corporate Guarantee shall be deemed to be repeated by the Borrowers and the Corporate Guarantor, respectively, on the Effective Date as if made with reference to the facts and circumstances existing on such day.

5	Conditions

5.1	Documents and evidence

The agreement of the Creditors referred to in clause 2 shall be subject to the receipt by the Agent or its duly authorised representative of the documents and evidence specified in schedule 2 in form and substance satisfactory to the Agent.

5.2	General conditions precedent

The agreement of the Creditors referred to in clause 2 shall be further subject to:

5.2.1	the representations and warranties in clause 4 being true and correct on the Effective Date as if each was made with respect to the facts and circumstances existing at such time; and

5.2.2	no Default having occurred and continuing at the time of the Effective Date.

5.3	Waiver of conditions precedent

The conditions specified in this clause 5 are inserted solely for the benefit of the Agent and the Banks and may be waived by the Agent (acting on the instructions of the Banks) in whole or in part with or without conditions.

6	Confirmations

6.1	Security Documents

Each of the Relevant Parties hereby confirms its consent to the amendments to the Principal Agreement and the Principal Corporate Guarantee, in each case, on the terms set out in this Agreement and agrees that:

6.1.1

each of the other Security Documents to which it is a party, and its obligations thereunder, shall remain and continue in full force and effect notwithstanding the said amendments to the Principal Agreement contained in this Agreement; and

6.1.2

with effect from the Effective Date, references in any of the Security Documents to which it is a party to “the Agreement” or “the Loan Agreement” or the “Corporate Guarantee” or the “Guarantee”, shall henceforth be references to the Principal Agreement and the Principal Corporate Guarantee, respectively, in each case, as amended and/or supplemented by this Agreement and as from time to time hereafter further amended and shall also be deemed to include this Agreement and the obligations of the Borrowers hereunder.

7	Expenses

7.1	Expenses

The Borrowers agree, jointly and severally, to pay to the Agent on a full indemnity basis on demand all expenses (including legal and out-of-pocket expenses) incurred by the Creditors:

7.1.1

in connection with the negotiation, preparation, execution and, where relevant, registration of this Agreement and of any amendment or extension of or the granting of any waiver or consent under this Agreement or any such discharge or release documents; and

7.1.2

in contemplation of, or otherwise in connection with, the enforcement of, or preservation of any rights under this Agreement or otherwise in respect of the monies owing and obligations incurred under this Agreement, together with interest at the rate referred to in clause 3.4 of the Principal Agreement from the date on which such expenses were incurred to the date of payment (as well after as before judgment).

7.2	Value Added Tax

All fees and expenses payable pursuant to this clause 7 shall be paid together with value added tax or any similar tax (if any) properly chargeable thereon. Any value added tax chargeable in respect of any services supplied by the Creditors under this agreement shall, on delivery of the value added tax invoice, be paid in addition to any sum agreed to be paid hereunder.

7.3	Stamp and other duties

The Borrowers agree, jointly and severally, to pay to the Agent on demand all stamp, documentary, registration or other like duties or taxes (including any duties or taxes payable by the Creditors or any of them) imposed on or in connection with this Agreement and shall indemnify the Creditors against any liability arising by reason of any delay or omission by the Borrowers to pay such duties or taxes.

8	Miscellaneous and notices

8.1	Notices

The provisions of clause 17.1 of the Principal Agreement shall extend and apply to the giving or making of notices or demands hereunder as if the same were expressly stated herein and for this purpose any notices to be sent to the Relevant Parties or any of them shall be sent to the same address as the address indicated for the “Borrowers” in the said clause 17.1 save that any notices to be sent to the Corporate Guarantor hereunder shall be sent to the address of the Corporate Guarantor referred to in clause 8.1 of the Principal Corporate Guarantee.

8.2	Counterparts

This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original but all counterparts shall together constitute one and the same instrument.

8.3	Relevant Parties’ obligations

Notwithstanding anything to the contrary contained in this Agreement, the agreements, obligations and liabilities of the Relevant Parties herein contained are joint and several and shall be construed accordingly. Each of the Relevant Parties agrees and consents to be bound by this Agreement notwithstanding that any of the other Relevant Parties which was intended to sign or be bound may not do so or be effectually bound and notwithstanding that this

Agreement may be invalid or unenforceable against any of the other Relevant Parties whether or not the deficiency is known to the Creditors.

9	Applicable law

9.1	Law

This Agreement and any non-contractual obligations connected with it are governed by and shall be construed in accordance with English law.

9.2	Submission to jurisdiction

Each of the Relevant Parties agrees, for the benefit of the Creditors, that any legal action or proceedings arising out of or in connection with this Agreement or any non-contractual obligations connected with it against any of the Relevant Parties or any of its assets may be brought in the English courts. Each of the Relevant Parties irrevocably and unconditionally submits to the jurisdiction of such courts and irrevocably designates, appoints and empowers Hill Dickinson Service (London) Limited at present of Irongate House, 22-30 Duke’s Place, London EC3A 7HX, England to receive for it and on its behalf, service of process issued out of the English courts in any such legal action or proceedings. The submission to such jurisdiction shall not (and shall not be construed so as to) limit the right of the Creditors or any of them to take proceedings against any of the Relevant Parties in the courts of any other competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not. The parties further agree that only the Courts of England and not those of any other State shall have jurisdiction to determine any claim which any of the Relevant Parties may have against the Creditors or any of them arising out of or in connection with this Agreement or any non-contractual obligations connected with it.

IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed as a deed on the date first above written.

Schedule 1
Names and addresses of the Banks

Name	Lending office and contact details

ABN AMRO Bank N.V.	Lending Office Coolsingel 93 3012 AE Rotterdam The Netherlands Address for Notices Coolsingel 93 3012 AE Rotterdam The Netherlands Fax no: +31 10 401 5323 Att: Loans Administration

Schedule 2
Documents and evidence required as conditions precedent

(referred to in clause 5.1)

1                               Corporate authorisation

in relation to each of the Relevant Parties:

(a)                       Constitutional documents

copies certified by an officer of each of the Relevant Parties, as a true, complete and up to date copies, of all documents which contain or establish or relate to the constitution of that party or a secretary’s certificate confirming that there have been no changes or amendments to the constitutional documents certified copies of which were previously delivered to the Agent pursuant to the Principal Agreement;

(b)                       Resolutions

copies of resolutions of each of its board of directors and its shareholders/stockholders approving this Agreement and the terms and conditions hereof and thereof and authorising the signature, delivery and performance of each such party’s obligations thereunder, certified (in a certificate dated no earlier than five (5) Banking Days prior to the date of this Agreement) by an officer of such Relevant Party as:

(A)                    being true and correct;

(B)                    being duly passed at meetings of the directors of such Relevant Party and of the shareholders/stockholders of such Relevant Party, each duly convened and held;

(C)                    not having been amended, modified or revoked; and

(D)                    being in full force and effect

together with originals or certified copies of any powers of attorney issued by such Relevant Party pursuant to such resolutions; and

(c)                        Certificate of incumbency

a list of directors and officers of each Relevant Party specifying the names and positions of such persons, certified (in a certificate dated no earlier than five (5) Banking Days prior to the date of this Agreement) by an officer of such Relevant Party to be true, complete and up to date;

2                               Consents

a certificate (dated no earlier than five (5) Banking Days prior to the date of this Agreement) from an officer of each of the Relevant Parties stating that no consents, authorisations, licences or approvals are necessary for such Relevant Party to authorise, or are required by each of the Relevant Parties or any other party (other than the Creditors) in connection with, the execution, delivery, and performance of this Agreement;

3                               Legal opinions

such favourable legal opinions in relation to the laws of the Republic of the Marshall Islands and any other jurisdiction as the Agent shall in its reasonable discretion deem appropriate, each in a form acceptable to the Agent in its sole discretion; and

4                               Process agent

an original or certified true copy of a letter from each Relevant Party’s agent for receipt of service of proceedings accepting its appointment under this Agreement in which it is or is to be appointed as such Relevant Party’s agent.

Borrowers

EXECUTED as a DEED by V. Poziopoulou	)
for and on behalf of	)	/s/ V. Poziopoulou
Q AMREEN SHIPPING LTD.	)	Attorney-in-fact
in the presence of:	)

/s/ Pinelopi-Anna Miliou
Witness
Name:
Address:
Occupation:

Pinelopi-Anna Miliou
Solicitor
Norton Rose Fulbright Greece

EXECUTED as a DEED by V. Poziopoulou	)
for and on behalf of	)	/s/ V. Poziopoulou
Q ANASTASIA SHIPPING LTD	)	Attorney-in-fact
in the presence of:	)

/s/ Pinelopi-Anna Miliou
Witness
Name:
Address:
Occupation:

Pinelopi-Anna Miliou
Solicitor
Norton Rose Fulbright Greece

EXECUTED as a DEED by V. Poziopoulou	)
for and on behalf of	)	/s/ V. Poziopoulou
Q KAKI SHIPPING LTD.	)	Attorney-in-fact
in the presence of:	)

/s/ Pinelopi-Anna Miliou
Witness
Name:
Address:
Occupation:

Pinelopi-Anna Miliou
Solicitor
Norton Rose Fulbright Greece

EXECUTED as a DEED by V. Poziopoulou	)
for and on behalf of	)	/s/ V. Poziopoulou
Q HOUSTON SHIPPING LTD.	)	Attorney-in-fact
in the presence of:	)

/s/ Pinelopi-Anna Miliou
Witness
Name:
Address:
Occupation:

Pinelopi-Anna Miliou
Solicitor
Norton Rose Fulbright Greece

Creditors

EXECUTED as a DEED by P.A. Miliou	)
for and on behalf of	)	/s/ P.A. Miliou
ABN AMRO BANK N.V.	)	Attorney-in-fact
as Arranger, Agent, Security Agent, Account Bank	)
and Bank	)

Security Parties

EXECUTED as a DEED by V. Poziopoulou	)
for and on behalf of	)	/s/ V. Poziopoulou
Q JAKE SHIPPING LTD.	)	Attorney-in-fact
in the presence of:	)

/s/ Pinelopi-Anna Miliou
Witness
Name:
Address:
Occupation:

Pinelopi-Anna Miliou
Solicitor
Norton Rose Fulbright Greece

EXECUTED as a DEED by V. Poziopoulou	)
for and on behalf of	)	/s/ V. Poziopoulou
Q IOANARI SHIPPING LTD	)	Attorney-in-fact
in the presence of:	)

/s/ Pinelopi-Anna Miliou
Witness
Name:
Address:
Occupation:

Pinelopi-Anna Miliou
Solicitor
Norton Rose Fulbright Greece

EXECUTED as a DEED by V. Poziopoulou	)
for and on behalf of	)	/s/ V. Poziopoulou
Q ARION MARITIME SHIPPING LTD.	)	Attorney-in-fact
in the presence of:	)

/s/ Pinelopi-Anna Miliou
Witness
Name:
Address:
Occupation:

Pinelopi-Anna Miliou
Solicitor
Norton Rose Fulbright Greece

EXECUTED as a DEED by V. Poziopoulou	)
for and on behalf of	)	/s/ V. Poziopoulou
Q SHEA SHIPPING SHIPPING LTD.	)	Attorney-in-fact
in the presence of:	)

/s/ Pinelopi-Anna Miliou
Witness
Name:
Address:
Occupation:

Pinelopi-Anna Miliou
Solicitor
Norton Rose Fulbright Greece

EXECUTED as a DEED by V. Poziopoulou	)
for and on behalf of	)	/s/ V. Poziopoulou
QUINTANA SHIPPING LTD.	)	Attorney-in-fact
in the presence of:	)

/s/ Pinelopi-Anna Miliou
Witness
Name:
Address:
Occupation:

Pinelopi-Anna Miliou
Solicitor
Norton Rose Fulbright Greece

EXECUTED as a DEED by V. Poziopoulou	)
for and on behalf of	)	/s/ V. Poziopoulou
QUINTANA SHIP MANAGEMENT LTD.	)	Attorney-in-fact
in the presence of:	)

/s/ Pinelopi-Anna Miliou
Witness
Name:
Address:
Occupation:

Pinelopi-Anna Miliou
Solicitor
Norton Rose Fulbright Greece